 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

ERIN ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 797-2940

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Chief Financial Officer

On May 6, 2015, Earl W. McNiel, Chief Financial Officer of Erin Energy Corporation (the “Company”), entered into a Separation Agreement with the Company (the “Separation Agreement”) pursuant to which he agreed to resign as Chief Financial Officer effective May 31, 2015. Under the Separation Agreement, Mr. McNiel will receive a severance payment of $368,750 payable over a 24-month period, consisting of one year’s base salary at $295,000.00 per annum plus Mr. McNiel’s bonus for 2014 in the amount of $73,750.00, less any legally required deductions and withholdings. The Separation Agreement included Mr. McNiel’s release and waiver of claims against the Company. The preceding description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)	Appointment of Chief Financial Officer

The Board appointed Christopher J. Hearne as the Company’s Chief Financial Officer, effective June 1, 2015. Mr. Hearne, 49, will join the Company from Serica Energy Plc, a publicly traded independent exploration and production company listed on the Alternative Investment Market (AIM) in London, where he has served as CFO and member of the Board since 2005. Serica’s oil and gas assets are currently located in the UK’s North Sea, East Irish Sea and Atlantic margin and in Morocco and Namibia. Prior to joining Serica in 2005, Mr. Hearne was responsible for corporate finance at Intrepid Energy Plc from 1996 through 2004. Previously, he worked as an investment banker with Lehman Brothers International and Robert Fleming & Co. There are no family relationships between Mr. Hearne and any director or executive officer of the Company.

Mr. Hearne will receive an annual compensation of £201,575.00 and a United Kingdom living premium of £98,025.00 per annum in connection with his appointment as Chief Financial Officer. The preceding description of Mr. Hearne’s compensatory arrangements does not purport to be complete and is qualified in its entirety by reference to his offer letter, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On May 6, 2015, the Company issued a press release relating to the change in management. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01	Financial Statements and Exhibits.

10.1	Separation Agreement, effective as of May 6, 2015, by and between Erin Energy Corporation and Earl W. McNiel.

10.2	Offer Letter, effective as of April 30, 2015, by and between Erin Energy Corporation and Christopher J. Hearne.

99.1	Press release issued by Erin Energy Corporation, dated May 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERIN ENERGY CORPORATION

By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel & Secretary

Date: May 8, 2015